SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2007

MERUELO MADDUX PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Delaware	0001-33262	20-5398955
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

761 Terminal Street

Building 1, Second Floor

Los Angeles, California 90021

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (213) 291-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 14, 2007, Meruelo Maddux Properties, Inc. (NASDAQ:MMPI) issued a press release announcing its results of operations for the three months ended June 30, 2007. A copy of such press release is furnished as Exhibit 99.1 to this report. In addition, the company posted on its website supplemental information regarding its properties for the three months ended June 30, 2007.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated August 14, 2007, issued by Meruelo Maddux Properties, Inc. providing the results of operations for the three months ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERUELO MADDUX PROPERTIES, INC.

By:	/s/ Fred Skaggs
Fred Skaggs
Chief Financial Officer

Dated: August 14, 2007

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Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 14, 2007, issued by Meruelo Maddux Properties, Inc. providing the results of operations for the three months ended June 30, 2007.